DATAKEY, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT, made effective as of this _____ day of _______________, 199___, by and between DATAKEY, INC., a Minnesota corporation (the "Company"), and __________________ ("Optionee").

                                                W I T N E S S E T H:

         WHEREAS, Optionee on the date hereof is a key employee of the Company or one of its Subsidiaries; and

         WHEREAS, the Company wishes to grant an incentive stock option to Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan (the "Plan"); and

         WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company's Common Stock is $_______ per share;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of _____________________ (______) shares of Common Stock at a per share price of $________ on the terms and conditions set forth herein, subject to adjustment pursuant to Section 13 of the Plan. Except as otherwise provided in Paragraph 2(c), this Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Duration and Exercisability.

                  a. The term during which this Option may be exercised shall terminate at the close of business on ________, 20___, except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:


Vesting Date                  Percentage/Number of Shares

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

                  b. Termination of Employment (other than Change of Control, Disability or Death). If Optionee's employment with the Company or any Subsidiary is terminated for any reason other than because of a "transaction" or "change of control" as described in Paragraph 2(c) or because of disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2 above.

                      In such period following the termination of Optionee's employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

                  c. Change of Control. If (i) Optionee's employment with the Company or any Subsidiary is terminated because of a "transaction" or "change of control transaction" (as those terms are defined in Section 13 of the Plan),
(ii) such transaction is treated as a "pooling of interests" under generally accepted accounting principles, and (iii) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the three-month anniversary date of such termination of employment or (B) the close of business on the date that is 60 days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

                      In such period following the termination of Optionee's employment because of a "transaction" or "change of control", this Option shall become immediately exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited. If Optionee exercises this Option on a date that is after the three-month anniversary of the termination of Optionee's employment or on a date that is more than ten years (or five years, if applicable) after the Date of Grant, this Option shall not be treated as an incentive stock option within the meaning of Code Section 422.

                  d. Disability. If Optionee ceases to be an employee of the Company or any Subsidiary due to disability (as such term is defined in Code
Section 22(e)(3), or any successor provision), this Option shall completely terminate on the earlier of (i) the close of business on the twelve-month anniversary date of such termination of employment, and (ii) the expiration date under this Option stated in Paragraph 2(a) above. In such period following such termination of employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's termination of employment. If Optionee does not exercise the Option within the time specified in this Paragraph 2(d), all rights of Optionee under this Option shall be forfeited.

                  e. Death. In the event of Optionee's death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee's death, this Option shall be exercisable by the person or persons to whom Optionee's rights under this Option shall have passed by Optionee's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's death. If such person or persons do not exercise this Option within the time specified in this Paragraph 2(e), all rights under this Option shall be forfeited.

         3. Manner of Exercise.

                  a. General. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

                  b. Form of Payment. Payment of the Option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by Optionee at the time of exercise.

                  c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         4. Miscellaneous.

                  a. Employment; Rights as Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 13 of the Plan.

                  b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable state and federal securities laws.

                  c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

                  d. Withholding Taxes on Disqualifying Disposition. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

                  e. Nontransferability. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

                  f. 1997 Stock Option Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

                  g. Lockup Period Limitation. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the date of the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                  h. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

                  i. Accounting Compliance. Optionee agrees that, in the event a "change of control transaction" (as defined in Paragraph 2(c) above) is treated as a "pooling of interests" under generally accepted accounting principles and Optionee is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such change of control transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

                  j. Stock Legend. If applicable, the Company may put an appropriate legend on the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee's successors) to reflect the restrictions of Paragraphs 4(b), 4(g), 4(h) and 4(i) of this Agreement.

                  k. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 4(e) above.

                  l. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least ten years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  DATAKEY, INC.


                                  By:__________________________________________
                                    Its:
                                                                        COMPANY




                                  _____________________________________________
                                                                        OPTIONEE

                                  DATAKEY, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, made effective as of this _____ day of ______________, 199__, by and between DATAKEY, INC., a Minnesota corporation (the "Company"), and _____________________________ ("Optionee").


                                                W I T N E S S E T H:

         WHEREAS, Optionee on the date hereof is a key employee, officer, director, consultant or advisor of the Company or one of its Subsidiaries; and

         WHEREAS, the Company wishes to grant a nonqualified stock option to Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan (the "Plan"); and

         WHEREAS, the Administrator has authorized the grant of a nonqualified stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company's Common Stock is $ per share;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ____________ (____) shares of Common Stock at a per share price of $______ on the terms and conditions set forth herein, subject to adjustment pursuant to Section 13 of the Plan. This Option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Duration and Exercisability.

                  a. The term during which this Option may be exercised shall terminate on _______________, 20__, except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:

         Vesting Date                                Percentage/Number of Shares

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

                  b. Termination of Relationship (other than Change of Control, Disability or Death). If Optionee ceases to be an employee, director, consultant or an advisor of the Company or any Subsidiary for any reason other than because of a "transaction" or "change of control transaction" as described in Paragraph 2(c) or because of disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of the termination of all such relationships, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which all of Optionee's relationships with the Company or Subsidiary have terminated, but had not previously been exercised. To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

                  c.  Change  of  Control.  If  (i)  Optionee  ceases  to  be an employee, director, consultant or advisor of the Company or any Subsidiary because of a "transaction" or "change of control transaction" (as those terms are defined in Section 13 of the Plan), (ii) such transaction is treated as a "pooling of interests" under generally accepted accounting principles, and (iii) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the three-month anniversary date of the termination of all such relationships with the Company or any Subsidiary, and
(B) the close of business on the date that is 60 days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction. In such period following such termination, this Option shall become immediately exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of Optionee's relationships with the Company or Subsidiary, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of such relationships, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

                  d. Disability. If Optionee ceases to be an employee, director, consultant or advisor of the Company or any Subsidiary because of disability (as such term is defined in Code Section 22(e)(3), or any successor provision), this Option shall completely terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the termination of all such relationships with the Company or any Subsidiary, and (ii) the expiration date under this Option stated in Paragraph 2(a) above. In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the termination of all of Optionee's relationships. If Optionee does not exercise the Option within the time specified in this Paragraph 2(d), all rights of Optionee under this Option shall be forfeited.

                  e. Death. In the event of Optionee's death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee's death, this Option may be exercised by the person or persons to whom Optionee's rights under this Option shall have passed by Optionee's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's death. If such person or persons fail to exercise this Option within the time specified in this Paragraph 2(e), all rights under this Option shall be forfeited.

         3. Manner of Exercise.

                  a. General. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be exercised as to the unexercised shares any number of times during the option period as provided herein.

                  b. Form of Payment. Payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by Optionee at the time of exercise.

                  c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         4. Miscellaneous.

                  a. Rights as Shareholder. This Agreement shall not confer on Optionee any right with respect to the continuance of any relationship with the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate any such relationship. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in
Section 13 of the Plan.

                  b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

                  c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

                  d. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

                  e. Nontransferability. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

                  f. 1997 Stock Option Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

                  g. Lockup Period Limitation. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the date of prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                  h. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

                  i. Accounting Compliance. Optionee agrees that, in the event a "change of control transaction" (as defined in Paragraph 2(c) above) is treated as a "pooling of interests" under generally accepted accounting principles and Optionee is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such change of control transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

                  j. Stock Legend. If applicable, the Company may put an appropriate legend on the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee's successors) to reflect the restrictions of Paragraphs 4(b), 4(h), 4(i) and 4(j) of this Agreement.

                  k. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 4(e) above.

                  l. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least ten years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  DATAKEY, INC.



                                  By:__________________________________________
                                    Its:
                                                                        COMPANY




                                  _____________________________________________
                                                                       OPTIONEE